UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2016

_______________________________

Artemis Acquisition Corp.

(Exact name of registrant as specified in its charter)

_______________________________

Georgia	000-54678	81-3336488
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

PO Box 1104
Jefferson, Georgia 30549

(Address of Principal Executive Offices) (Zip Code)

843-227-1050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Effective July 25, 2016 the Company has changed its Principle Executive Offices to 836 Monte Lane Jefferson, Georgia 30549 with its mailing address being Post Office Box 23854 Hilton Head Island South Carolina 29925 and its Georgia mailing address being Post Office Box 1104, Jefferson, Georgia 30549. The company advises that either mailing address may be used for mailings.

Effective also on July 25, 2016 the company has received a new IRS Employer Identification Number 81-3336488 and re-incorporated in the State of Georgia with a name change to Artemis Acquisition Corporation.

The Corporate Business remains the same. With its principle business activities being involved in the Convenience Store/Travel Center Business, Quick Serve Restaurant Operations and Real Estate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Artemis Acquisition Corp.
By:	/s/ Pete Iodice
Name: Pete Iodice Title: Vice Chairman

Date:  January 31, 2017

2